                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                February 28, 2003

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:  FLORSHEIM GROUP INC.           CASE NO.  02 B 08209
                 --------------------                    ------------


                            SUMMARY OF CASH ACCOUNTS



ENDING BALANCE IN:                                01/31/03        02/28/03
                                                -------------   -------------


         BT Commercial                          $        -      $        -

         Associated Bank                            3,150.16       10,579.85

         D'Ancona & Pflaum - Client
            Trust Account                         165,220.95      132,301.26

                                                -------------   -------------
         TOTAL                                  $ 168,371.11    $ 142,881.11
                                                =============   =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - FEBRUARY 28, 2003



  Date                                      BT COMMERCIAL 1)
  ----                                      -------------

02/01/03                                     $        -
02/02/03                                              -
02/03/03                                              -
02/04/03                                              -
02/05/03                                              -
02/06/03                                              -
02/07/03                                              -
02/08/03                                              -
02/09/03                                              -
02/10/03                                              -
02/11/03                                              -
02/12/03                                              -
02/13/03                                              -
02/14/03                                              -
02/15/03                                              -
02/16/03                                              -
02/17/03                                              -
02/18/03                                              -
02/19/03                                              -
02/20/03                                              -
02/21/03                                              -
02/22/03                                              -
02/23/03                                              -
02/24/03                                        11,600.00 2)
02/25/03                                              -
02/26/03                                       140,030.30 3)
02/27/03                                              -
02/28/03                                        50,000.00 2)
                                           ---------------
TOTAL RECEIPTS                               $ 201,630.30
                                           ===============


         NOTES:

         1) Certain wire payments are made directly into this account. The amounts are cleared daily to the loan account.
         2) Transfer of excess cash from Associated Bank to BT Commercial for loan paydown.
         3) Return of deposit from Aetna Healthcare.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - FEBRUARY 28, 2003



  DATE                                     ASSOCIATED BANK
  ----                                     ---------------

02/01/03                                     $        -
02/02/03                                              -
02/03/03                                              -
02/04/03                                              -
02/05/03                                              -
02/06/03                                              -
02/07/03                                        14,000.00 1)
02/08/03                                              -
02/09/03                                              -
02/10/03                                              -
02/11/03                                              -
02/12/03                                           243.06 2)
02/13/03                                              -
02/14/03                                        75,752.49 3)
02/15/03                                              -
02/16/03                                              -
02/17/03                                              -
02/18/03                                              -
02/19/03                                              -
02/20/03                                              -
02/21/03                                              -
02/22/03                                              -
02/23/03                                              -
02/24/03                                        76,821.49 4)
02/25/03                                           576.00 5)
02/26/03                                              -
02/27/03                                           215.08 6)
02/28/03                                              -
                                           ---------------
TOTAL RECEIPTS                               $ 167,608.12
                                           ===============

         NOTES:
         ------
         1) Bank borrowings.
         2) State payroll tax refunds.
         3) Includes state payroll tax refunds - $1,172.92, Harbor Maintenance tax refund - $53,416.33, collections of accounts receivable previously written off - $163.24, and bank borrowings $ 21,000.00.
         4) Purchase price adjustment on annuity purchase.
         5) Collections of accounts receivable.
         6) Settlement of vendor credit.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - FEBRUARY 28, 2003



                                          D'ANCONA & PFLAUM
  DATE                                   CLIENT TRUST ACCOUNT
  ----                                   --------------------

02/01/03                                     $          -
02/02/03                                                -
02/03/03                                                -
02/04/03                                                -
02/05/03                                                -
02/06/03                                                -
02/07/03                                                -
02/08/03                                                -
02/09/03                                                -
02/10/03                                                -
02/11/03                                                -
02/12/03                                                -
02/13/03                                                -
02/14/03                                                -
02/15/03                                                -
02/16/03                                                -
02/17/03                                                -
02/18/03                                                -
02/19/03                                                -
02/20/03                                                -
02/21/03                                                -
02/22/03                                                -
02/23/03                                                -
02/24/03                                                -
02/25/03                                                -
02/26/03                                                -
02/27/03                                                -
02/28/03                                                -
                                         --------------------
TOTAL RECEIPTS                               $          -
                                         ====================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - FEBRUARY 28, 2003



FLORSHEIM GROUP INC.                                       BT COMMERCIAL
                                                           -------------
            PAYMENTS
            --------
            Transfer to Loan Account                       $ 201,630.30




                                                           -------------
            Total                                          $ 201,630.30
                                                           =============



Note - Wire payments made directly into this account are cleared daily to the revolving loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - FEBRUARY 28, 2003



FLORSHEIM GROUP INC.                                         ASSOCIATED BANK
--------------------                                         ---------------


         PAYMENTS
         --------
         Wholesale checks - see attached                     $  98,499.43
         Bank fees                                                  79.00

                                                             -------------

         Total Funds Out                                        98,578.43



         Transfer excess cash to BT Commercial                  61,600.00



                                                             -------------
         Total                                               $ 160,178.43
                                                             =============

                              FLORSHEIM GROUP INC.
                                 CHECK REGISTER
                                 ASSOCIATED BANK
                   FOR THE PERIOD FEB 1, 2003 TO FEB 28, 2003

------------------------------------------------------------------------------------------
CHECK #     DATE      PAYEE                            CASH ACCOUNT                AMOUNT
------------------------------------------------------------------------------------------
1060        02/07/03  JAMES FORD                          111040                 1,000.00
1061        02/07/03  F. TERRENCE BLANCHARD               111040                 6,000.00
1063        02/07/03  AMEREN UE                           111040                     9.90
1064        02/07/03  BOWNE OF CHICAGO INC                111040                 1,042.00
1065        02/07/03  SPRINT                              111040                   215.25
1066        02/07/03  Troy Fehr                           111040                   650.00
1067        02/07/03  MISSOURI-AMERICAN WATER             111040                   193.38
1068        02/07/03  ADT SECURITY SYSTEM                 111040                 1,423.30
1069        02/07/03  MID-STATE WASTE                     111040                   250.74
1070        02/07/03  STEVE RHOADS                        111040                   600.00
1071        02/14/03  JAMES FORD                          111040                 1,000.00
1072        02/14/03  F.TERRENCE BLANCHARD                111040                    45.45
1073        02/14/03  STEVE RHOADS                        111040                   600.00
1074        02/14/03  Ameren UE                           111040                19,891.62
1075        02/14/03  BENJAMIN S. ALVENDIA                111040                   250.00
1077        02/14/03  MID-STATE WASTE                     111040                   250.74
1078        02/14/03  MISSOURI-AMERICAN WATER             111040                   232.41
1079        02/21/03  JAMES FORD                          111040                 1,000.00
1080        02/21/03  F.TERRENCE BLANCHARD                111040                    98.39
1079V       02/21/03  JAMES FORD                          111040                -1,000.00
1080V       02/21/03  F.TERRENCE BLANCHARD                111040                   -98.39
1080        02/21/03  JAMES FORD                          111040                 1,000.00
1081        02/21/03  F.TERRENCE BLANCHARD                111040                    98.39
1082        02/21/03  STEVE RHOADS                        111040                   600.00
1083        02/21/03  SONNENBERG & ANDERSON               111040                11,228.01
1084        02/21/03  BAKER & MCKENZIE                    111040                 1,748.00
1085        02/21/03  D'ANCONA & PFLAUM                   111040                13,500.00
1086        02/21/03  F. TERRENCE BLANCHARD               111040                 4,500.00
1087        02/21/03  U.S. TRUSTEE                        111040                 2,000.00
1088        02/21/03  U.S. TRUSTEE                        111040                   250.00
1089        02/21/03  U.S. TRUSTEE                        111040                   250.00
1090        02/21/03  U.S. TRUSTEE                        111040                   250.00
1091        02/21/03  U.S. TRUSTEE                        111040                   250.00
1092        02/21/03  TRISTAR COMMUNICATIONS, I           111040                    28.71
1093        02/21/03  F. TERRENCE BLANCHARD               111040                 7,136.30
1094        02/28/03  JAMES FORD                          111040                 1,000.00
1095        02/28/03  STEVE RHOADS                        111040                   600.00
1096        02/28/03  MISSOURI-AMERICAN WATER             111040                    96.02
1097        02/28/03  AMEREN UE                           111040                     9.90
1098        02/28/03  Ameren UE                           111040                   129.43
1099        02/28/03  ADT SECURITY SYSTEM                 111040                 1,423.30
1100        02/28/03  D. Greene & Company                 111040                 1,155.00
1101        02/28/03  F. TERRENCE BLANCHARD               111040                15,248.50
1102        02/28/03  Iron Mountain                       111040                 2,343.08
                                                                             -------------

Total                                                                           98,499.43
                                                                             =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - FEBRUARY 28, 2003





                                                            D'ANCONA & PFLAUM
                                                          CLIENT TRUST ACCOUNT
                                                          --------------------


  DATE   PAYMENTS
  ----   --------

02/07/03 Terrence Blanchard                                   $ 10,000.00
02/14/03 Duane Morris LLC                                       19,919.69
02/20/03 US Trustee                                              3,000.00

                                                             -------------
         Total Funds Out                                      $ 32,919.69
                                                             =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME: FLORSHEIM GROUP INC.         CASE NO.  02 B 08209
                --------------------                  ------------


                             STATEMENT OF INVENTORY

                       FOR MONTH ENDING FEBRUARY 28, 2003





               Beginning Inventory                     $         -
                                                      -------------

               Add: Purchases                                    -
                                                      -------------

               Less: Cost of Goods Sold
                      (cost basis)                               -
                                                      -------------

               Adjustments                                       -
                                                      -------------

               Ending Inventory                        $         -
                                                      =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                FEBRUARY 28, 2003

BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                             POST-PETITION
                                                                 LOAN
  DATE                     PAYMENTS           BORROWINGS        BALANCE
---------               ----------------    --------------   -------------

OPENING BALANCE                                              $9,604,707.60
02/01/03                   $        -         $       -       9,604,707.60
02/02/03                            -                 -       9,604,707.60
02/03/03                            -                 -       9,604,707.60
02/04/03                            -                 -       9,604,707.60
02/05/03                            -                 -       9,604,707.60
02/06/03                            -                 -       9,604,707.60
02/07/03                            -           14,000.00 1)  9,618,707.60
02/08/03                            -                 -       9,618,707.60
02/09/03                            -                 -       9,618,707.60
02/10/03                            -                 -       9,618,707.60
02/11/03                            -                 -       9,618,707.60
02/12/03                            -                 -       9,618,707.60
02/13/03                            -                 -       9,618,707.60
02/14/03                            -           21,000.00 1)  9,639,707.60
02/15/03                            -                 -       9,639,707.60
02/16/03                            -                 -       9,639,707.60
02/17/03                            -                 -       9,639,707.60
02/18/03                            -                 -       9,639,707.60
02/19/03                            -                 -       9,639,707.60
02/20/03                            -                 -       9,639,707.60
02/21/03                            -                 -       9,639,707.60
02/22/03                            -                 -       9,639,707.60
02/23/03                            -                 -       9,639,707.60
02/24/03                      11,600.00  2)      2,694.20 3)  9,630,801.80
02/25/03                            -                 -       9,630,801.80
02/26/03                     140,030.30  2)           -       9,490,771.50
02/27/03                            -                 -       9,490,771.50
02/28/03                      50,000.00  2)           -      $9,440,771.50

                        ----------------    --------------
Total                      $ 201,630.30       $ 37,694.20
                        ================    ==============

         NOTES:
         ------
         1) Transfer to Associated Bank.
         2) Transfer from  BT Commercial.
         3) Payment of legal fees - Piper Rudnick.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


       CASE NAME: FLORSHEIM GROUP INC.          CASE NO.  02 B 08209
                  --------------------                   ------------


                          STATEMENT OF AGED RECEIVABLES

                      FOR THE MONTH ENDED FEBRUARY 28, 2003

ACCOUNTS RECEIVABLE:

                Beginning of Month Balance                $ 366,358
                                                       -------------

                Add: Sales on Account                             -
                                                       -------------

                Less: Collections                              (576)
                                                       -------------

                Adjustments                                  (1,831)
                                                       -------------

                End of the Month Balance                  $ 363,951
                                                       =============

       Note - All accounts receivable are fully reserved.

               0-30          31-60             61-90           OVER 90       END OF MONTH
               DAYS          DAYS               DAYS             DAYS           TOTAL
            ----------  ---------------   ---------------   -------------    ------------
             $      -      $ (1,767)        $ (48,754)        $   414,472     $   363,951


                             ACCOUNTS PAYABLE AGING


               0-30          31-60             61-90           Over 90       End of Month
               Days          Days               Days             Days           Total
            ----------  ---------------   ---------------   -------------    ------------
Wholesale    $ 51,684      $ 26,636         $ 170,449         $   937,131     $ 1,185,900

Retail           (187)         (119)                -              76,103          75,800

            ----------  ---------------   ---------------   -------------    ------------
Total        $ 51,497      $ 26,517         $ 170,449         $ 1,013,234     $ 1,261,700
            ==========  ===============   ===============   =============    ============


* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


      CASE NAME: FLORSHEIM GROUP INC.           CASE NO.  02 B 08209
                 --------------------                    ------------


                                TAX QUESTIONNAIRE

                       FOR MONTH ENDING FEBRUARY 28, 2003

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

                  1.  Federal Income Taxes              Yes (x)       No (  )
                  2.  FICA withholdings                 Yes (x)       No (  )
                  3.  Employee's withholdings           Yes (x)       No (  )
                  4.  Employer's FICA                   Yes (x)       No (  )
                  5.  Federal Unemployment Taxes        Yes (x)       No (  )
                  6.  State Income Taxes                Yes (x)       No (  )
                  7.  State Employee withholdings       Yes (x)       No (  )
                  8.  All other state taxes             Yes (x)       No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                        /s/ F. Terrence Blanchard
                                        ----------------------------------
                                        For the Debtor In Possession (Trustee)


                                        Print or type name and capacity of
                                        person signing this Declaration:

                                        F. Terrence Blanchard
                                        ----------------------------------

                                        President and Chief Financial Officer
                                        Florsheim Group Inc.
DATED:  March 13, 2003